EXHIBIT 32.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Global Entertainment Holdings/Equities, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission, on the date hereof, the undersigned, Bryan Abboud, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 USC 1350, as adopted pursuant to 18 U.S.C,
Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Bryan Abboud
Dated: April 13, 2004                                -----------------------
                                                     Bryan Abboud
                             Chief Executive Officer



         In connection with the annual report on Form 10-KSB of Global Entertainment Holdings/Equities, Inc. (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Clinton H. Snyder, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ Clinton H. Snyder
Dated: April 13, 2004                         -----------------------
                                              Clinton H. Snyder
                                              Chief Financial Officer